SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported) October 9, 1996

                    Physicians Resource Group, Inc.
        (Exact name of registrant as specified in its charter)

         Delaware                   1-13778           76-0456864
(State or other jurisdiction       Commission        IRS Employer
     of incorporation)             File Number)   Identification No.)


 Three Lincoln Centre, Suite 1540, 5430 LBJ Freeway, Dallas, TX 75240
(Address of principal executive offices)                   (Zip Code)

  Registrant s telephone number, including area code    (972)982-8200

  Item 2.  Acquisition or Disposition of Assets.

     Melbourne Acquisition

     On October 9, 1996, Physicians Resource Group, Inc., a Delaware corporation (the Company ) acquired (the Stock Purchase ) all of the stock of Melbourne Eye Associates of Brevard, Inc., a Florida corporation and Melbourne Eye Associates, P.A., a Florida professional association (collectively, the Practice ) pursuant to the terms of a Share Exchange Agreement dated October 4, 1996 by and among PRG F l orida XII, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ( PRG Sub ), the Practice, William J. Broussard, M.D., Trustee U.T.D. March 24, 1980, Michael F. Corcoran, M.D., Trustee U.T.D. September 26, 1988, Andrew Zorbis, M.D., Ralph
R. Paylor, M.D., L. Neal Freeman, M.D., Kaukwok Frederick Ho, M.D., Trustee U.T.D. November 24, 1989 (collectively, the Stockholders ) and the Company.

     As a result of the Stock Purchase, the Company became the indirect holder (through PRG Sub) of, with certain limitations, all of the assets and properties, real and personal, tangible and intangible, and certain liabilities of the Practice. PRG Sub intends to provide the use of such assets to the Practice pursuant to the terms of the management services agreement entered into at the time of the Stock Purchase.

     To the best knowledge of the Company, at the time of the Merger there was no material relationship between (i) the Practice and the Stockholders on the one hand and (ii) the Company, or any of its affiliates, any director or officer of the Company, or any associate of such director or officer on the other.

     The aggregate consideration paid by the Company as a result of the Merger was 441,876 shares of the common stock, par value $.01 per share, of the Company. The acquisition consideration for the Stock Purchase was determined by arms-length negotiations between the parties to the Share Exchange Agreement.


Item 5.  Other Events.

     The Company and various wholly-owned subsidiaries of the Company (each an Additional Acquisition Sub ), entered into acquisition agreements (the Additional Acquisition Agreements ) with the following ophthalmological and optometric practices (the Additional Practices ) and physicians (the Additional Physicians ):

     (i)       Richard  D.  Levin,  M.D., P.S.C., Inc., and Richard D.
               Levin, M.D.

     (ii) Safford Surgi-Center, Southwest Eye Associates, Ltd., SNW, Inc. and James Holder, O.D.

     (iii) Ophthalmological Associates, Ltd., Morton R. Green, M.D., Kenneth O. Green, M.D., and Stephen R. Waltman, M.D.

     Pursuant to the Additional Acquisition Agreements, the respective Additional Acquisition Subs acquired (the Additional Acquisitions ), with certain limited exceptions, all of the assets and properties, real and personal, tangible and intangible, and certain liabilities of the Additional Practices.

     As a result of the Additional Acquisitions, the Company became the indirect holder (through the respective Additional Acquisition
Subs) of, with certain limited exceptions, all of the assets and properties, real and personal, tangible and intangible, and certain liabilities of the Additional Practices. The respective Additional
Acquisition Subs intend to provide the use of such assets to the respective ophthalmological practices from which they were acquired pursuant to the terms of management services agreements.

     To the best knowledge of the Company, at the time of the Additional Acquisitions there was no material relationship between (i) the Additional Practices and the Additional Physicians, on the one hand, and (ii) the Company, or any of its affiliates, any director or officer of the Company, or any associate of such director or officer on the other.

     The aggregate consideration paid by the Company as a result of the Additional Acquisitions was 124,891 shares of the common stock, par value $.01 per share, of the Company and $722,450 cash. The a c q uisition consideration for the Additional Acquisitions was determined by arms-length negotiations between the parties to the applicable acquisition agreements.

Item 7.  Financial Statements and Exhibits.

     It is impractical for the registrant to file the otherwise required financial statements at this time. Such financial statements will be filed under cover of Form 8-K/A as soon as practicable, but no later than 60 days after the date by which this report on Form 8-K was required to be filed.

(c) Exhibits.

2.1 Share Exchange Agreement by and among PRG Florida XII, Inc., M e lbourne Eye Associates of Brevard, Inc., Melbourne Eye Associates, P.A., William Broussard, Trustee U.T.D. March 24, 1980, Michael F. Corcoran, M.D., Trustee U.T.D. September 26, 1988, Andrew Zorbis, M.D., Ralph Paylor, M.D., L. Neal Freeman, M.D., and Kaukwok Frederick Ho, M.D., Trustee U.T.D. November 24, 1989 and Physicians Resource Group, Inc. (1)

2.2 A g reement and Plan of Reorganization by and among Ophthalmological Associates, Ltd., Morton R. Green, M.D., Kenneth
     O. Green, M.D., Stephen R. Waltman, M.D., PRG Gr Acq. Corp., and Physicians Resource Group, Inc. (1)

2.3 Asset Purchase Agreement by and among Safford Surgi-Center, Southwest Eye Associates, Ltd., James Holder, O.D., Sun Valley Acquisition Corporation and Physicians Resource Group, Inc. (1)

2.4 Asset Purchase Agreement by and among SNW, Inc., James Holder, O.D., Clarice Holder, Jeffrey Woodward, Suzy Woodward, Sun Valley Acquisition Corporation and Physicians Resource Group, Inc. (1)

2.5 Asset Purchase Agreement by and among Richard D. Levin, M.D., P.S.C., Inc., Richard D. Levin, M.D., PRG Ohio, Inc. and Physicians Resource Group, Inc. (1)

4.1  Restated  Certificate  of  Incorporation  of  Physicians Resource
     Group, Inc. (2)

4.2 Certificate of Designations, Preferences, Rights and Limitations of Class A Preferred Stock of Physicians Resource Group, Inc. (2)

4.3  Third  Amended  and Restated Bylaws of Physicians Resource Group,
     Inc. (3)

4.4  Form of Warrant Certificate (2)

4.5 Rights Agreement dated as of April 19, 1996 between Physicians Resource Group, Inc. And Chemical Mellon Shareholder Services.
     (4)

4.6 Form of certificate evidencing ownership of Common Stock of Physicians Resource Group, Inc. (2)

23.1 Consent of Arthur Andersen, LLP*

_____________________________
(1)  Filed herewith.

(2) Previously filed as an exhibit to the Company's Registration Statement on Form S-1 (No. 33-91440) and incorporated herein by reference.

(3) Previously filed as an exhibit to the Company s Annual Report on Form 10-K for the year ended December 31, 1995, and incorporated herein by reference.

(4) Previously filed as an exhibit to the Company s Registration Statement on Form S-1 (No. 333-3852) and incorporated herein by reference.

*    To be filed by amendment

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PHYSICIANS RESOURCE GROUP, INC.



Date: October 15, 1996             By:/s/ Richard J. D'Amico
                                         Richard J. D'Amico
                                         Senior Vice President